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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 26, 2002


                               ENDOVASC LTD., INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

           000-28371                              76-0512500
   (Commission File Number)           (IRS Employer Identification Number)

                      DR. DAVID P. SUMMERS, CHAIRMAN & CEO
                               ENDOVASC LTD., INC.
                           15001 WALDEN ROAD SUITE 108
                             MONTGOMERY, TEXAS 77356
                    (Address of principal executive offices)

                                 (936) 448-2222
              (Registrant's telephone number, including area code)

                          15001 WALDEN ROAD SUITE 108
                            MONTGOMERY, TEXAS 77356
          (Former name or former address, if changed since last report)


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ITEM  5.  OTHER  MATTERS
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     A  special  meeting  of  shareholders  was duly called, noticed and held at
10:00 A.M. C.S.T. on April 26, 2002 at 15001 Walden Road, Suite 108, Montgomery, Texas 77356. A quorum was present and a majority of the shareholders present, in person or by proxy, voted for and approved the following proposals.

          (1) The proposal to amend our Articles of Incorporation to increase the total number of authorized shares of our common stock to 200,000,000 shares of common stock.

          (2) The proposal to amend our Articles of Incorporation to provide that the corporation vests in the Board of Directors the authority to prescribe the classes, series and the number of each class or series of preferred stock.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.
--------------------------------------------

     (a)     Financial  information.

                    None

     (b)     Exhibits.

                    None


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ENDOVASC LTD., INC.



                                   By:
                                      --------------------------------------
                                       Dr. David P. Summers, Chairman & CEO


Date:  May 3, 2002


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